UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2013

Willis Group Holdings Public Limited

Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street,

London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 23, 2013, Willis Group Holdings Public Limited Company (“Willis”) and Trinity Acquisition plc (“TAP”) entered into a First Amendment (the “First Amendment”) with Barclays Bank PLC (“Barclays”) and SunTrust Bank (“Sun Trust”), as the lead arrangers, Barclays as the administrative agent, and the lenders party thereto, to that certain credit agreement dated as of December 16, 2011 (the “Credit Agreement”) among Willis, TAP, certain senior lenders, Barclays Capital, SunTrust Robinson Humphrey, Inc., J.P. Morgan Securities LLC, Lloyds Securities Inc. and Wells Fargo Securities, LLC, as joint lead arrangers, SunTrust, as syndication agent, and Barclays, as administrative agent. Pursuant to the Credit Agreement, the lenders named therein provided TAP with $800 million in financing through (a) a $500 million senior revolving credit facility (the “Revolving Credit Facility”) and (b) a $300 million senior term loan facility (the “Term Loan Facility”; together with the Revolving Credit Facility, the “Credit Facilities”). The current balance of the Term Loan Facility is $281.25 million. The final maturity date of the Credit Facilities was originally December 16, 2016 (the “Original Maturity Date”), being the date that was five years from the closing date of the Credit Agreement.

Under the terms of the First Amendment, among other things, all of the lenders under both the Term Loan Facility and the Revolving Credit Facility agreed to extend the maturity of their loans from the Original Maturity Date to July 23, 2018. In addition, (i) amortization payments will continue to be required with respect to the Term Loan Facility each quarter from the Original Maturity Date to the Extended Maturity Date; (ii) Willis Securities, Inc. (“WSI”), an indirect subsidiary of Willis, will be permitted to incur up to $400 million in indebtedness for the purpose of investing in certain underwritten securities in the ordinary course of WSI’s business; and (iii) TAP will be entitled to request an increase in the maximum consolidated leverage ratio to 3.50 to 1.00 (from the current maximum of 3.25 to 1.00) for periods of up to 4 fiscal quarters following the completion of one or more acquisitions in a 15 month period where the aggregate consideration equals or exceeds $250 million.

In connection with the closing of the First Amendment, Willis and TAP also requested and received commitments from certain lenders for incremental revolving credit loans of $300 million (the “Incremental Revolving Commitments”), and, consequently, the total available commitments under the Revolving Credit Facility were increased to $800 million. Proceeds of the loans made from the Incremental Revolving Commitments will be available for working capital, capital expenditures, permitted acquisitions and any other lawful corporate purposes.

There were no changes to the interest rates or ongoing fees payable with respect to the Term Loan Facility or the Revolving Credit Facility as a result of the First Amendment. There were no changes to the prepayments provisions as a result of the First Amendment. Drawdowns under the Credit Facilities continue to be subject to the conditions precedent that, among other things, on the date the drawdown is requested and on the drawdown date, (i) no default is continuing or would occur as a result of that drawdown and (ii) certain representations and warranties specified in the Credit Agreement are true and accurate in all material respects. There were no changes to the affirmative covenants, negative covenants or financial covenants for the Credit Facilities as a result of the First Amendment, except as noted above.

This description of the Credit Agreement and the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Credit Agreement is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on December 20, 2011 and is incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On July 24, 2013, Willis issued a press release reporting results for the quarter ended June 30, 2013 and posted a slide presentation to its website which it may refer to during its conference call to discuss the results. Copies of the press release and slide presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 2.03	Creation of a Direct Financial Obligation.

The disclosure under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD.

The slide presentation referred to in Item 2.02 above is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of July 23, 2013, to the Credit Agreement, dated as of December 12, 2011, among Trinity Acquisition PLC, Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as Administrative Agent.

99.1	Willis Group Holdings Public Limited Company Earnings Press Release issued July 24, 2013.

99.2	Slide Presentation – Willis Group Holdings Second Quarter 2013 Results.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2013	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Adam L. Rosman
Adam L. Rosman
Group General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of July 23, 2013, to the Credit Agreement, dated as of December 12, 2011, among Trinity Acquisition PLC, Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as Administrative Agent.

99.1	Willis Group Holdings Public Limited Company Earnings Press Release issued July 24, 2013.

99.2	Slide Presentation – Willis Group Holdings Second Quarter 2013 Results.

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